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                   SECOND AMENDMENT TO THE
                    ANGELICA CORPORATION
               STOCK BONUS AND INCENTIVE PLAN
               (AS RESTATED OCTOBER 25, 1994)


     WHEREAS, Angelica Corporation (herein referred to as the "Company") established effective May 25, 1993, the Angelica Corporation Stock Bonus and Incentive Plan (hereinafter referred to as the "Plan"): and

     WHEREAS, the Company desires to amend said Plan effective as of the date specified below:

     NOW, THEREFORE, the Company does hereby amend the Plan effective as of August 25, 1998, in the following respects:

1. Section 2.1(e) is hereby deleted in its entirety and the following is substituted in lieu thereof:

          "Section 2.1(e).  "Bonus Plan" means the Angelica
     Corporation Incentive Compensation Plan, or such other incentive compensation plan or program as may from time to time be approved by the Compensation and Organization Committee of the Board."

2. Section 3 is hereby deleted in its entirety and the following is substituted in lieu thereof:

          "Section 3. Eligibility and Participation. Eligibility for participation in the Plan for each Bonus Year shall be established by the Administrator by adopting a resolution to that effect and advising the affected Employees of the adjustment at least six months before the end of the Bonus Year. Once established, the eligibility criteria shall remain in effect until next adjusted by the Administrator."

     IN WITNESS WHEREOF, the Company has caused this Second Amendment to be executed this 25th day of August, 1998.
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                                      ANGELICA CORPORATION


[SEAL]                                By /s/ Don W. Hubble
                                        -------------------------
                                      Its Chairman, President and
                                          -----------------------
ATTEST:                                   Chief Executive Officer
                                          -----------------------
/s/ Jill Witter
--------------------------------------
Secretary